Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report
Fourth-Quarter and Full-Year 2013 Results

(Houston — February 5, 2014) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported fourth-quarter and full-year 2013 results.

Plains All American Pipeline

Summary Financial Information (1)

(in millions, except per unit data)

	Three Months Ended December 31,		%	Twelve Months Ended December 31,		%
	2013	2012	Change	2013	2012	Change
Net income attributable to PAA	$309	$320	-3%	$1,361	$1,094	24%

Diluted net income per limited partner unit	$0.58	$0.69	-16%	$2.80	$2.40	17%

EBITDA	$526	$541	-3%	$2,168	$1,951	11%

	Three Months Ended December 31,		%	Twelve Months Ended December 31,		%
	2013	2012	Change	2013	2012	Change
Adjusted net income attributable to PAA	$371	$429	-14%	$1,466	$1,414	4%

Diluted adjusted net income per limited partner unit	$0.76	$1.01	-25%	$3.10	$3.35	-7%

Adjusted EBITDA	$595	$609	-2%	$2,292	$2,107	9%

Distribution per unit declared for the period	$0.6150	$0.5625	9.3%

(1) The Partnership’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that the Partnership believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable GAAP measures.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

“PAA ended the year on another strong note, delivering adjusted EBITDA that exceeded the midpoint of our fourth-quarter guidance by $50 million and the mid-point of our 2013 beginning-of-the-year guidance by over $265 million,” stated Greg L. Armstrong, Chairman and CEO of Plains All American Pipeline.  “These results were underpinned by solid performance in our fee-based Facilities segment and above baseline performance in our Supply and Logistics segment.”

“PAA’s 2013 results and our 2014 guidance for our fee-based Transportation and Facilities segments continue to reflect the benefits of our ongoing expansion capital program.  Aggregate adjusted segment profit from our Transportation and Facilities segments increased 12% in 2013 over 2012 results, and the midpoint of our guidance range anticipates a year-to-year increase of approximately 15% in 2014,” said Armstrong. “Guidance for our Supply and Logistics segment incorporates a return to baseline-type performance; however, as in prior years, the partnership remains well positioned to outperform guidance if market conditions remain favorable.”

“We have targeted to grow PAA’s distributions per unit by approximately 10% in 2014, while continuing to maintain solid distribution coverage.” Armstrong stated that the partnership’s 2014 expansion capital program increased to $1.7 billion, which reflects a $300 million increase from PAA’s preliminary targeted range. Armstrong also noted that PAA is well positioned financially to both execute its expansion capital program as well as capitalize on potential acquisition opportunities.

The following table summarizes selected PAA financial information by segment for the fourth quarter and full year of 2013:

Summary of Selected Financial Data by Segment (1)

(in millions)

	Three Months Ended			Three Months Ended
	December 31, 2013			December 31, 2012
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$207	$170	$149	$193	$138	$209

Selected items impacting the comparability of segment profit (2)	7	(1)	60	5	3	58

Adjusted segment profit	$214	$169	$209	$198	$141	$267

Percentage change in adjusted segment profit versus 2012 period	8%	20%	-22%

	Twelve Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2012
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$729	$616	$822	$710	$482	$753

Selected items impacting the comparability of segment profit (2)	31	13	71	32	20	102

Adjusted segment profit	$760	$629	$893	$742	$502	$855

Percentage change in adjusted segment profit versus 2012 period	2%	25%	4%

(1) The Partnership’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that the Partnership believes impact comparability of financial results between reporting periods.

(2) Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

Fourth-quarter 2013 Transportation adjusted segment profit increased 8% versus comparable 2012 results. This increase was primarily driven by the benefit of higher crude oil pipeline volumes   associated with recently completed organic growth projects, partially offset by the sale of our refined products pipelines and lower volumes on our Canadian crude oil pipelines due to the impact of rail and proration on downstream pipelines.

Fourth-quarter 2013 Facilities adjusted segment profit increased 20% over comparable 2012 results, primarily due to increased crude oil rail activities.

Fourth-quarter 2013 Supply and Logistics adjusted segment profit exceeded our guidance, but decreased by approximately 22% relative to comparable 2012 results. This decrease was primarily related to less favorable crude oil market conditions during the fourth quarter of 2013, particularly narrower crude oil differentials in the Permian Basin and Gulf Coast regions, partially offset by stronger net margins in the NGL business.

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which are reflected more fully in the condensed consolidating balance sheet and income statement included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

Q4 2013

Distribution per share declared for the period (prorated) (1)	$0.12505

	Q4 2013 (non-prorated) (2)	Distribution Provided in IPO Prospectus	% Change

Distribution per share assuming full-quarter ownership	$0.15979	$0.14904	7.2%

(1) Distribution per share declared based on prorated distribution received by PAGP from PAA’s general partner, Plains AAP, L.P. (“AAP”), for the partial quarter of ownership following the closing of PAGP’s initial public offering (“IPO”).

(2) Reflects a full fourth quarter 2013 distribution per Class A share (before proration), assuming PAGP’s current ownership interest in AAP for the full fourth quarter of 2013.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

Conference Call

PAA and PAGP will hold a conference call on February 6, 2014 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the first quarter and full year of 2014.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. EST on Thursday, February 6, 2014 to discuss the following items:

1.              PAA’s fourth-quarter and full-year 2013 performance;

2.              The status of major expansion projects;

3.              Capitalization and liquidity;

4.              The PAGP IPO and PAA’s acquisition of publicly held PNG units;

5.              PAA’s financial and operating guidance for the first quarter and full year of 2014; and

6.              PAA’s and PAGP’s outlook for the future.

Conference Call Access Instructions

To access the Internet webcast of the conference call, please go to www.plainsallamerican.com, choose “Investor Relations,” and then choose “Events and Presentations.”  Following the live webcast, the call will be archived for a period of sixty (60) days on the website.

Alternatively, access to the live conference call is available by dialing toll free (800) 230-1085. International callers should dial (612) 288-0337.  No password is required.  The slide presentation accompanying the conference call will be available a few minutes prior to the call under the “Events and Presentations” portion of the “Investor Relations” section of the website at www.plainsallamerican.com.

Telephonic Replay Instructions

To listen to a telephonic replay of the conference call, please dial (800) 475-6701, or (320) 365-3844 for international callers, and enter replay access code 313564.  The replay will be available beginning Thursday, February 6, 2014, at approximately 1:00 p.m. EST and will continue until 11:59 p.m. EST on March 6, 2014.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures that are known as “non-GAAP financial measures” (such as adjusted EBITDA and implied distributable cash flow) in its evaluation of past performance and prospects for the future. Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) provide additional information about our core operating performance and ability to generate and distribute cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) present measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), (iii) items that are not indicative of our core operating results and business outlook and/or (iv) other items that we believe should be excluded in understanding our core operating performance. We have defined all such items as “selected items impacting comparability.”  We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Although we present selected items that we consider in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions and numerous other factors. These types of variations are not separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Annual Report on Form 10-K.

Adjusted EBITDA and other non-GAAP financial measures are reconciled to the most comparable GAAP measures for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our consolidated financial statements and notes thereto. In addition, PAA maintains on its website (www.plainsallamerican.com) a reconciliation of adjusted EBITDA and certain commonly used non-GAAP financial information to the most comparable GAAP measures. To access the information, investors should click on “Plains All American Pipeline, L.P.” under the “Investor Relations” link on the home page, select the “Guidance & Non-GAAP Reconciliations” link and navigate to the “Non-GAAP Reconciliations” tab.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from results anticipated in the forward-looking statements. These risks and uncertainties include, among other things, failure to implement or capitalize, or delays in implementing or capitalizing, on planned internal growth projects; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; tightened capital markets or other factors that increase our cost of capital or limit our access to capital;  maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; the currency exchange rate of the Canadian dollar; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the effectiveness of our risk management activities; declines in the volumes of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our facilities, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves or other factors; shortages or cost increases of supplies, materials or labor; our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements and related interpretations; non-utilization of our assets and facilities; the effects of competition; increased costs or lack of availability of insurance; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; weather interference with business operations or project construction; risks related to the development and operation of our facilities; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. (NYSE: PAA) is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 3.5 million barrels per day of crude oil and NGL on its pipelines. PAA is headquartered in Houston, Texas.

Plains GP Holdings (NYSE: PAGP) is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America.  PAGP is headquartered in Houston, Texas.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

REVENUES	$10,631	$9,439	$42,249	$37,797

COSTS AND EXPENSES
Purchases and related costs	9,731	8,513	38,465	34,368
Field operating costs	312	320	1,322	1,180
General and administrative expenses	84	78	359	342
Depreciation and amortization	110	126	375	482
Total costs and expenses	10,237	9,037	40,521	36,372

OPERATING INCOME	394	402	1,728	1,425

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	22	12	64	38
Interest expense, net	(79)	(74)	(303)	(288)
Other income, net	—	1	1	6

INCOME BEFORE TAX	337	341	1,490	1,181
Current income tax expense	(31)	(21)	(100)	(53)
Deferred income tax benefit/(expense)	12	10	1	(1)

NET INCOME	318	330	1,391	1,127
Net income attributable to noncontrolling interests	(9)	(10)	(30)	(33)
NET INCOME ATTRIBUTABLE TO PAA	$309	$320	$1,361	$1,094

NET INCOME ATTRIBUTABLE TO PAA:
LIMITED PARTNERS	$203	$234	$967	$789
GENERAL PARTNER	$106	$86	$394	$305

BASIC NET INCOME PER LIMITED PARTNER UNIT	$0.59	$0.70	$2.82	$2.41

DILUTED NET INCOME PER LIMITED PARTNER UNIT	$0.58	$0.69	$2.80	$2.40

BASIC WEIGHTED AVERAGE UNITS OUTSTANDING	344	334	341	325

DILUTED WEIGHTED AVERAGE UNITS OUTSTANDING	346	337	343	328

ADJUSTED RESULTS:

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

ADJUSTED NET INCOME ATTRIBUTABLE TO PAA	$371	$429	$1,466	$1,414

DILUTED ADJUSTED NET INCOME PER LIMITED PARTNER UNIT	$0.76	$1.01	$3.10	$3.35

ADJUSTED EBITDA	$595	$609	$2,292	$2,107

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	December 31,	December 31,
	2013	2012
ASSETS
Current assets	$4,964	$5,147
Property and equipment, net	10,819	9,643
Goodwill	2,503	2,535
Linefill and base gas	798	707
Long-term inventory	251	274
Investments in unconsolidated entities	485	343
Other, net	540	586
Total assets	$20,360	$19,235

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$5,411	$5,183
Senior notes, net of unamortized discount	6,710	6,010
Long-term debt under credit facilities and other	5	310
Other long-term liabilities and deferred credits	531	586
Total liabilities	12,657	12,089

Partners’ capital excluding noncontrolling interests	7,644	6,637
Noncontrolling interests	59	509
Total partners’ capital	7,703	7,146
Total liabilities and partners’ capital	$20,360	$19,235

DEBT CAPITALIZATION RATIOS

(in millions)

	December 31,	December 31,
	2013	2012
Short-term debt	$1,113	$1,086
Long-term debt	6,715	6,320
Total debt	$7,828	$7,406

Long-term debt	$6,715	$6,320
Partners’ capital	7,703	7,146
Total book capitalization	$14,418	$13,466
Total book capitalization, including short-term debt	$15,531	$14,552

Long-term debt-to-total book capitalization	47%	47%
Total debt-to-total book capitalization, including short-term debt	50%	51%

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	December 31, 2013			December 31, 2012
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$387	$394	$10,151	$373	$313	$9,072
Purchases and related costs (1)	(38)	(116)	(9,875)	(34)	(70)	(8,724)
Field operating costs (excluding equity-indexed compensation expense) (1)	(125)	(89)	(97)	(126)	(85)	(110)
Equity-indexed compensation expense - operations	(3)	(1)	—	(3)	—	—
Segment G&A expenses (excluding equity-indexed compensation expense) (2)	(29)	(16)	(23)	(22)	(16)	(24)
Equity-indexed compensation expense - general and administrative	(7)	(2)	(7)	(7)	(4)	(5)
Equity earnings in unconsolidated entities	22	—	—	12	—	—
Reported segment profit	$207	$170	$149	$193	$138	$209
Selected items impacting comparability of segment profit (3)	7	(1)	60	5	3	58
Segment profit excluding selected items impacting comparability	$214	$169	$209	$198	$141	$267

Maintenance capital	$36	$13	$3	$30	$16	$2

	Twelve Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2012
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$1,498	$1,377	$40,696	$1,416	$1,098	$36,440
Purchases and related costs (1)	(147)	(312)	(39,315)	(134)	(238)	(35,139)
Field operating costs (excluding equity-indexed compensation expense) (1)	(528)	(362)	(422)	(468)	(289)	(417)
Equity-indexed compensation expense - operations	(18)	(2)	(3)	(16)	(2)	(2)
Segment G&A expenses (excluding equity-indexed compensation expense) (2)	(101)	(63)	(102)	(96)	(64)	(101)
Equity-indexed compensation expense - general and administrative	(39)	(22)	(32)	(30)	(23)	(28)
Equity earnings in unconsolidated entities	64	—	—	38	—	—
Reported segment profit	$729	$616	$822	$710	$482	$753
Selected items impacting comparability of segment profit (3)	31	13	71	32	20	102
Segment profit excluding selected items impacting comparability	$760	$629	$893	$742	$502	$855

Maintenance capital	$123	$38	$15	$108	$49	$13

(1)             Includes intersegment amounts.

(2)             Segment general and administrative expenses (G&A) reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period. Includes acquisition-related expenses for the 2012 period.

(3)             Certain non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Transportation activities (average daily volumes in thousands of barrels):
Tariff activities
Crude Oil Pipelines
All American	40	37	40	33
Bakken Area Systems	135	120	131	130
Basin / Mesa	737	756	718	696
Capline	144	154	151	146
Eagle Ford Area Systems	166	40	102	23
Line 63 / Line 2000	113	134	113	128
Manito	44	52	46	57
Mid-Continent Area Systems	293	281	281	271
Permian Basin Area Systems	703	489	581	461
Rainbow	120	141	124	145
Rangeland	64	65	60	62
Salt Lake City Area Systems	128	144	131	149
South Saskatchewan	57	60	51	60
White Cliffs	25	21	23	18
Other	688	717	725	703
NGL Pipelines
Co-Ed	58	52	56	44
Other	206	159	194	131
Refined Products Pipelines	9	122	68	116
Tariff activities total	3,730	3,544	3,595	3,373
Trucking	129	112	117	106
Transportation activities total	3,859	3,656	3,712	3,479

Facilities activities (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	94	94	94	90
Rail load / unload volumes (average throughput in thousands of barrels per day)	221	—	221	—
Natural gas storage (average monthly capacity in billions of cubic feet)	97	93	96	84
NGL fractionation (average throughput in thousands of barrels per day)	89	97	96	79
Facilities activities total (average monthly capacity in millions of barrels) (2)	120	113	120	106

Supply and Logistics activities (average daily volumes in thousands of barrels):
Crude oil lease gathering purchases	870	850	859	818
NGL sales	272	259	215	182
Waterborne cargos	—	4	4	3
Supply and Logistics activities total	1,142	1,113	1,078	1,003

(1) Volumes associated with acquisitions represent total volumes (attributable to our interest) for the number of days or months we actually owned the assets divided by the number of days or months in the period.

(2) Facilities total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage capacity divided by 6 to account for the 6:1 mcf of gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Basic Net Income per Limited Partner Unit:
Net income attributable to PAA	$309	$320	$1,361	$1,094
Less: General partner’s incentive distribution (1)	(102)	(81)	(375)	(289)
Less: General partner 2% ownership (1)	(4)	(5)	(19)	(16)
Net income available to limited partners	203	234	967	789
Less: Undistributed earnings allocated and distributions to participating securities (1)	(2)	(1)	(7)	(5)
Net income available to limited partners in accordance with application of the two-class method for MLPs	$201	$233	$960	$784

Basic weighted average number of limited partner units outstanding	344	334	341	325

Basic net income per limited partner unit	$0.59	$0.70	$2.82	$2.41

Diluted Net Income per Limited Partner Unit:
Net income attributable to PAA	$309	$320	$1,361	$1,094
Less: General partner’s incentive distribution (1)	(102)	(81)	(375)	(289)
Less: General partner 2% ownership (1)	(4)	(5)	(19)	(16)
Net income available to limited partners	203	234	967	789
Less: Undistributed earnings allocated and distributions to participating securities (1)	(2)	(1)	(6)	(4)
Net income available to limited partners in accordance with application of the two-class method for MLPs	$201	$233	$961	$785

Basic weighted average number of limited partner units outstanding	344	334	341	325
Effect of dilutive securities: Weighted average LTIP units (2)	2	3	2	3
Diluted weighted average number of limited partner units outstanding	346	337	343	328

Diluted net income per limited partner unit	$0.58	$0.69	$2.80	$2.40

(1) We calculate net income available to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

(2) Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Selected Items Impacting Comparability - Income/(Loss) (1):
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$(51)	$(56)	$(59)	$(74)
Asset impairments (3)	—	(41)	—	(166)
Equity-indexed compensation expense (4)	(12)	(10)	(63)	(59)
Net gain/(loss) on foreign currency revaluation	(7)	(1)	(1)	(7)
Tax effect on selected items impacting comparability	8	—	16	—
Significant acquisition-related expenses	—	(1)	—	(14)
Other (5)	—	—	2	—
Selected items impacting comparability of net income attributable to PAA	$(62)	$(109)	$(105)	$(320)

Impact to basic net income per limited partner unit	$(0.17)	$(0.31)	$(0.30)	$(0.96)
Impact to diluted net income per limited partner unit	$(0.18)	$(0.32)	$(0.30)	$(0.95)

(1) Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2) Includes mark-to-market gains and losses resulting from derivative instruments that are related to underlying activities in future periods or the reversal of mark-to-market gains and losses from the prior period, net of inventory valuation adjustments.

(3) Asset impairments are reflected in “Depreciation and amortization” on our Condensed Consolidated Statements of Operations and do not impact the comparability of EBITDA.

(4) Equity-indexed compensation expense above excludes the portion of equity-indexed compensation expense represented by grants under LTIP that, pursuant to the terms of the grant, will be settled in cash only and have no impact on diluted units.

(5) Includes other immaterial selected items impacting comparability, as well as the noncontrolling interests’ portion of selected items.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED EARNINGS PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Basic Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$309	$320	$1,361	$1,094
Selected items impacting comparability of net income attributable to PAA (1)	62	109	105	320
Adjusted net income attributable to PAA	371	429	1,466	1,414
Less: General partner’s incentive distribution (2)	(102)	(81)	(375)	(289)
Less: General partner 2% ownership (2)	(5)	(7)	(22)	(23)
Adjusted net income available to limited partners	264	341	1,069	1,102
Less: Undistributed earnings allocated and distributions to participating securities (2)	(2)	(3)	(7)	(8)
Adjusted limited partners’ net income	$262	$338	$1,062	$1,094

Basic weighted average number of limited partner units outstanding	344	334	341	325

Basic adjusted net income per limited partner unit	$0.76	$1.01	$3.12	$3.37

Diluted Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$309	$320	$1,361	$1,094
Selected items impacting comparability of net income attributable to PAA (1)	62	109	105	320
Adjusted net income attributable to PAA	371	429	1,466	1,414
Less: General partner’s incentive distribution (2)	(102)	(81)	(375)	(289)
Less: General partner 2% ownership (2)	(5)	(7)	(22)	(23)
Adjusted net income available to limited partners	264	341	1,069	1,102
Less: Undistributed earnings allocated and distributions to participating securities (2)	(2)	(1)	(5)	(4)
Adjusted limited partners’ net income	$262	$340	$1,064	$1,098

Diluted weighted average number of limited partner units outstanding	346	337	343	328

Diluted adjusted net income per limited partner unit	$0.76	$1.01	$3.10	$3.35

(1) Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2) We calculate adjusted net income available to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) Reconciliations
Net Income	$318	$330	$1,391	$1,127
Add: Interest expense	79	74	303	288
Add: Income tax expense	19	11	99	54
Add: Depreciation and amortization	110	126	375	482
EBITDA	$526	$541	$2,168	$1,951
Selected items impacting comparability of EBITDA (1)	69	68	124	156
Adjusted EBITDA	$595	$609	$2,292	$2,107

(1) Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Adjusted EBITDA to Implied Distributable Cash Flow (“DCF”)
Adjusted EBITDA	$595	$609	$2,292	$2,107
Interest expense	(79)	(74)	(303)	(288)
Maintenance capital	(52)	(48)	(176)	(170)
Current income tax expense	(31)	(21)	(100)	(53)
Equity earnings in unconsolidated entities, net of distributions	(3)	1	(10)	2
Distributions to noncontrolling interests (1)	(1)	(12)	(38)	(48)
Implied DCF	$429	$455	$1,665	$1,550

(1)  Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Cash Flow from Operating Activities Reconciliation
EBITDA	$526	$541	$2,168	$1,951
Current income tax expense	(31)	(21)	(100)	(53)
Interest expense	(79)	(74)	(303)	(288)
Net change in assets and liabilities, net of acquisitions	(76)	(104)	73	(471)
Other items to reconcile to cash flows from operating activities:
Equity-indexed compensation expense	20	19	116	101
Net cash provided by operating activities	$360	$361	$1,954	$1,240

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS GP HOLDINGS AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2013
	PAA	Consolidating Adjustments (1)	PAGP (2)	PAA	Consolidating Adjustments (1)	PAGP (2)

REVENUES	$10,631	$—	$10,631	$42,249	$—	$42,249

COSTS AND EXPENSES
Purchases and related costs	9,731	—	9,731	38,465	—	38,465
Field operating costs	312	—	312	1,322	—	1,322
General and administrative expenses	84	1	85	359	1	360
Depreciation and amortization	110	2	112	375	3	378
Total costs and expenses	10,237	3	10,240	40,521	4	40,525

OPERATING INCOME	394	(3)	391	1,728	(4)	1,724

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	22	—	22	64	—	64
Interest expense, net	(79)	(2)	(81)	(303)	(6)	(309)
Other income, net	—	—	—	1	—	1

INCOME BEFORE TAX	337	(5)	332	1,490	(10)	1,480
Current income tax expense	(31)	—	(31)	(100)	—	(100)
Deferred income tax benefit/(expense)	12	(8)	4	1	(7)	(6)

NET INCOME	318	(13)	305	1,391	(17)	1,374
Net income attributable to noncontrolling interests	(9)	(284)	(293)	(30)	(1,329)	(1,359)
NET INCOME ATTRIBUTABLE TO PAGP	$309	$(297)	$12	$1,361	$(1,346)	$15

BASIC NET INCOME PER CLASS A SHARE (3)			$0.10			$0.10

DILUTED NET INCOME PER CLASS A SHARE (3)			$0.10			$0.10

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING (3)			132			132

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING (3)			132			132

(1)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

(2)             Includes results attributable to PAGP from October 21, 2013 (the date of closing PAGP’s IPO) through December 31, 2013, plus results for Plains All American GP LLC, the predecessor entity to PAGP, prior to October 21, 2013.

(3)             Attributable to post-IPO period, October 21, 2013 through December 31, 2013.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS GP HOLDINGS AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	December 31, 2013
	PAA	Consolidating Adjustments (1)	PAGP
ASSETS
Current assets	$4,964	$1	$4,965
Property and equipment, net	10,819	22	10,841
Goodwill	2,503	—	2,503
Linefill and base gas	798	—	798
Long-term inventory	251	—	251
Investments in unconsolidated entities	485	—	485
Other, net	540	1,070	1,610
Total assets	$20,360	$1,093	$21,453

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$5,411	$2	$5,413
Senior notes, net of unamortized discount	6,710	—	6,710
Long-term debt under credit facilities and other	5	515	520
Other long-term liabilities and deferred credits	531	—	531
Total liabilities	12,657	517	13,174

Partners’ capital excluding noncontrolling interests	7,644	(6,609)	1,035
Noncontrolling interests	59	7,185	7,244
Total partners’ capital	7,703	576	8,279
Total liabilities and partners’ capital	$20,360	$1,093	$21,453

(1) Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS GP HOLDINGS AND SUBSIDIARIES
DISTRIBUTION SUMMARY (unaudited)

Q4 2013 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q4 2013 (1)
PAA Distribution/LP Unit	$0.61500
GP Distribution/LP Unit	$0.29730
Total Distribution/LP Unit	$0.91230

PAA LP Units Outstanding at 1/31/14	360

Gross GP Distribution	$114
Less: IDR Reduction (2)	(7)
Net Distribution from PAA to AAP	$107
Less: Debt Service	(3)
Less: G&A Expense	(1)
Plus: Cash Balance	0
Cash Available for Distribution by AAP	$104

Distributions to AAP Partners
For period from 10/01/13 to 10/20/13:
Direct AAP Owners & AAP Management (100% economic interest)	$23
For period from 10/21/13 to 12/31/13:
Direct AAP Owners & AAP Management (79.4% economic interest)	64
PAGP (20.6% economic interest)	17
Total distributions to AAP Partners	$104

Distribution to PAGP Investors	$17
PAGP Class A Shares Outstanding at 1/31/14	134
PAGP Distribution/Class A Share (3)	$0.12505
PAGP Distribution/Class A Share (non-prorated) (4)	$0.15979

(1)      Amounts may not recalculate due to rounding.

(2)      Includes reductions associated with the BP NGL Acquisition and PNG Merger. The reduction associated with the BP NGL Acquisition will reduce to $2.5 million per quarter from $3.75 million per quarter beginning with the May 2014 distribution.

(3)      Distribution prorated for the portion of the period following the closing of PAGP’s IPO on October 21, 2013.

(4)      Reflects a full fourth quarter distribution per Class A share (before proration), assuming PAGP’s current ownership interest in AAP for the full fourth quarter of 2013.

– more –

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036

PLAINS GP HOLDINGS AND SUBSIDIARIES
FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

October 21, 2013
to December 31, 2013
Basic and Diluted Net Income per Class A Share
Net income attributable to PAGP	$15
Less net income attributable to PAGP for the period from January 1, 2013 to October 20, 2013	(3)
Net income attributable to PAGP for the period from October 21, 2013 to December 31, 2013	$12
Basic and diluted weighted average number of Class A shares outstanding (1)	132

Basic and diluted net income per Class A share	$0.10

(1)      Basic weighted average number of Class A shares outstanding is weighted for the period following the closing of our IPO. Approximately 128 million Class A shares were issued upon closing of our IPO with approximately 4 million additional Class A shares issued through the exercise in October 2013 of an over-allotment option. Subsequent conversions of AAP units were immaterial.

Contacts:

Roy I. Lamoreaux	Al Swanson

Director, Investor Relations	Executive Vice President, CFO

(866) 809-1291	(800) 564-3036

###

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 800-564-3036